UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       March 6, 2009

ThermoEnergy Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-46104-FW	71-00659511
(Commission File Number)	(IRS Employer Identification No.)

124 West Capitol Avenue, Suite 880, Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-6477
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  —  Entry into a Material Definitive Agreement.

On March 6, 2009, we entered into Securities Purchase Agreements (the “March Agreements”) with Empire Capital Partners, LP, Empire Capital Partners, Ltd, and Empire Capital Partners Enhanced Master Fund, Ltd (collectively, “Empire”), pursuant to which we issued to Empire an aggregate of 1,428,577 shares of our Common Stock at a purchase price of $0.35 per share, together with warrants for the purchase of an aggregate of 614,286 additional shares of our Common Stock at an exercise price of $0.525 per share.

The March Agreements contain conventional representations, warranties and covenants, including an undertaking by us to file with the Securities and Exchange Commission, within 120 days after closing, a registration statement covering resale of all of the shares of our Common Stock issued to Empire pursuant to the March Agreements and all shares of our Common Stock issuable upon exercise of the warrants issued to Empire pursuant to the March Agreements.   The March Agreements also grant to Empire a right of first refusal to participate, on a pro rata basis, in any future financings (with certain enumerated exceptions) we undertake prior to the second anniversary of the closing.  The warrants issued to Empire pursuant to the March Agreements may be exercised at any time on or before March 5, 2014, subject to our right to accelerate the expiration date in the event the closing price of our Common Stock equals of exceed 300% of the warrant exercise price for 30 consecutive trading days.

On April 27, 2009, we entered into a Securities Purchase Agreement (the “April Agreement”) with Empire and two individuals affiliated with Empire (the “April Investors”), pursuant to which we issued to the April Investors an aggregate of $500,000 face amount of our 10% Convertible Promissory Notes due October 31, 2009 (the “Notes”) and warrants to purchase an aggregate of 2,500,000 shares of our Common Stock at an exercise price of $0.55 per share.   The principal of, and interest on, the Notes are convertible at any time into shares of the our Common Stock at a conversion price of $0.40 per share.  The warrants issued to the April Investors pursuant to the April Agreement are identical in form to the warrants issued to Empire pursuant to the March Agreements, except that the exercise price is $0.55 per share and the expiration date is April 30, 2014.  The April Agreement contains conventional representations, warranties and covenants, including a right of first refusal similar to that contained in the March Agreement and an undertaking to file a registration statement similar to that contained in the March Agreement covering resale of all of the shares of our Common Stock issuable upon conversion of the Notes or upon exercise of the warrants issued to the April Investors pursuant to the April Agreement.

The form of the March Agreements, the form of warrant issued pursuant to the March Agreements, the April Agreement, the form of Note and the form of warrant issued pursuant to the April Agreement are filed as Exhibits 10.1, 4.1, 10.2, 4.2 and 4.3, respectively, to this Current Report on Form 8-K, and the foregoing descriptions are qualified in their entirety by reference to such Exhibits.

Item 3.02  —  Unregistered Sales of Equity Securities.

Pursuant to the March Agreements described in Item 1.01 above, on March 6, 2009 we issued to Empire an aggregate of 1,428,577 shares of our Common Stock at a purchase price of $0.35 per share and warrants for the purchase of an aggregate of 614,286 additional shares of our Common Stock at an exercise price of $0.525 per share.

In the March Agreements, Empire represented to us that each of them is an “accredited investor” (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933) and a “qualified institutional buyer” (as such term is defined in Rule 144A under the Securities Act of 1933) and that each of them was acquiring the shares of our Common Stock and the warrant for its own account, for investment purposes, and without a view toward distribution or resale of such securities.  The shares of our Common Stock  and the warrants were issued to Empire in a transaction not involving a public offering and without registration under the Securities Act of 1933 in reliance on the exemption from registration provided by Section 4(2) of such Act.

Pursuant to the April Agreement described in Item 1.01 above, on April 27, 2009 we issued to the April Investors an aggregate of $500,000 face amount of Notes and warrants to purchase an aggregate of 2,500,000 shares of our Common Stock at an exercise price of $0.55 per share.

In the April Agreement, the April Investors represented to us that each of them is an “accredited investor” (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933) and a “qualified institutional buyer” (as such term is defined in Rule 144A under the Securities Act of 1933) and that each of them was acquiring the Notes and the warrants for its own account, for investment purposes, and without a view toward distribution or resale of such securities.  The shares of our Notes  and the warrants were issued to the April Investors in a transaction not involving a public offering and without registration under the Securities Act of 1933 in reliance on the exemption from registration provided by Section 4(2) of such Act.

We intend to use the proceeds from the sale of the shares of our Common Stock, the Notes and the warrants pursuant to the March Agreements and the April Agreement for working capital purposes, to purchase fixed assets used in the development or production of our products, and for investment in new technologies related to our business.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant issued pursuant to Securities Purchase Agreement dated as of March 6, 2009

4.2	Form of 10% Convertible Promissory Note due October 31, 2009 issued pursuant to Securities Purchase Agreement dated as of April 27, 2009

4.3	Form of Common Stock Purchase Warrant issued pursuant to Securities Purchase Agreement dated as of April 27, 2009

10.1	Form of Securities Purchase Agreement dated as of March 6, 2009 by and between ThermoEnergy Corporation and each of the Investors party thereto

10.2	Securities Purchase Agreement dated as of April 27, 2009 by and between ThermoEnergy Corporation and the Investors party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2009

ThermoEnergy Corporation
(Registrant)

By:	/s/ Andrew T. Melton
Name: Andrew T. Melton
Title: Executive Vice President and Chief Financial Officer